Exhibit No. 10.3
Ozolutions Inc.
Form 10-KSB

AGREEMENT OF EXCLUSIVE MARKETING AND SALES RIGHTS
FOR COSTA RICA


This agreement of exclusive marketing and sales rights is made effective this 1st day of March, 2002, between Claudio Sgarbi for Elce International Inc., incorporated the 5th day of August, 1998, NASSAU, THE BAHAMAS, hereinafter referred to as: "Patented Rights Owner" and Max Weissengruber for Ozolutions Inc., incorporated in DELAWARE, U.S.A., hereinafter referred to as :
"Distributor" and Walter Robinson Davis, ID number one - four hundred and fifty three - nine hundred and sixteen, for Estudios Tecnicos del Caribe S.A., rgistered in Cost Rica, legal identification number three - one hundred and one
- one hundred and thirty two thousand - five hundred and thirteen. Under the terms described herein:

FIRST. The "Patented Rights Owner" hereby gives exclusive Costarican marketing and sales rights to the "Distributor," for Elce water activator for one year and an automatically renewal for three years if the terms outlined herein are fulfilled.

SECOND. This exclusive Costarican sales and distribution rights of Elce water activator given by the "Patented Rights Owner" to the "Distributor," will be exercised in full by Estudios Tecnicos Del Caribe S.A.

THIRD. The "Distributor" will purchase in the first year a minimum of ten units every month, which will be made with an irrevocable transferable and confirmed Letter of Credit. During the following years the purchases must increase thirty percent each year.

FOURTH. The "Distributor" will have a forty percent discount off the valid price list during the first year of this agreement. (Pricelist adjoined)

FIFTH. Both parties have agreed to pay five percent of sales for charity purposes within the territory of Costa Rica.

SIXTH. Due to the diverse application of Elce Equipment, the "Distributor" is obliged to meet the requirement of having a group of professionals related to the different fields to which this equipment can be applied, professionals such as: Civil Engineer, Chemical Engineer, Agronomist Engineer, Biologist, etc.

SEVENTH. The "Patented Rights Owner" will have forty-five days to deliver the product from the date the Letter of Credit is received; also will endeavor to have the product delivered on or before the expiration date of delivery. Nevertheless, the failure to do so will not be deemed a default by the "Patented Rights Owner" of the terms of this agreement and shall not be held liable to the "Distributor" or any third parties on account of the late delivery.

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EIGHTH.  The "Patented Rights Owner" will participate,  prior approval,  in some advertisement and exhibitions to promote Elce devices in Costa Rica.

NINTH. The parties agree to provide each other, free of charge, special reports regarding new applications of Elce equipment around the world.

TENTH. The "Distributor' will deliver a monthly report to the "Patented Rights Owner" on all marketing and sales projection.

ELEVENTH. The "Distributor" is obliged to sell all the equipment purchased under this agreement with the territory of Costa Rica.

TWELFTH. The "Distributor" agrees not to sell physical water treatment devices that could be in conflict with Elce's technology.

THIRTEENTH. The "Distributor" shall not assign or transfer any interest in this agreement without the prior written consent of the "Patented Rights Owner."

FOURTEENTH. The "Distributor" shall not assign or transfer any interest in this agreement without the prior written consent of the "Patented Rights Owner."

FIFTEENTH. This document is not valid unless it is signed by the designed representatives of the parties.

SIXTEENTH. The breach of any part of this agreement will entitle the parties to terminate it.

ENTIRE AGREEMENT: The terms and conditions set forth on the face of this document plus those contained above represent the full and complete agreement of the parties. Any modification thereto must be in writing and signed by both parties. This agreement supersedes all previous discussion or agreements.

PATENTED RIGHTS OWNER         DISTRIBUTOR             DISTRIBUTOR
ELCE INTERNATIONAL INC.       ESTUDIOS TECNICOS DEL   OZOLUTIONS INC.
CLAUDIO SGARBI                CARIBE S.A.             MAX WEISSENGRUBER
                              WALTER ROBINSON DAVIS

SIGNATURE    /s/              SIGNATURE   /s/         SIGNATURE   /s/
DATE:  20.2.02                DATE:  20.2.2002        DATE:  February 11/02

Signature  of Claudio  Sgarbi and Walter  Robinson    Signature of
authenticated  by: Attorney at Law and Public         Max Weissengruber
Notary Leslie Wilson S.                               authenticated by Brian
                                                      J.E. Brock
                                                      Attorney at Law and
                                                      Public Notary

/s/                                                         /s/
                         [stamp]

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